BLACKROCK SHORT-TERM BOND FUND OF
BLACKROCK SHORT-TERM BOND SERIES, INC.

Supplement Dated December 17, 2007
to the Prospectus dated October 29, 2007

Effective December 17, 2007, the following changes are made to the Prospectus of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.

The section in the prospectus captioned “How the Fund Invests — About the Portfolio Manager Team” on page 10 is amended as follows:

The description of the Fund’s portfolio managers is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals that consists of Scott Amero, Todd Kopstein and Stuart Spodek.

In addition, in the section captioned “Management of the Fund- BlackRock Advisors, LLC” the discussion of the portfolio managers beginning on page 46 is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Scott Amero, Todd Kopstein, and Stuart Spodek.

Scott Amero is a Vice Chairman and BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Todd Kopstein is a Managing Director of BlackRock and is a member of the Investment Strategy Group. Mr. Kopstein’s primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities. Mr. Kopstein joined the Portfolio Management Group in 1998, specializing in short duration securities including asset-backed securities, adjustable rate mortgages and other short duration mortgage products. He joined BlackRock in 1994 as analyst in the Account Management Group and was later a part of the BlackRock Solutions team, focusing on risk management and analytics.

Stuart Spodek is a Managing Director of BlackRock and is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock’s Portfolio Management Group and became a portfolio manager in 1995.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Code # 3070-1207-SUP1